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                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                     FORM 8-K/A

      CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                     ACT OF 1934

                        DATE OF REPORT        September 4, 1998


                                  _________________


                                    YAHOO! INC.

               (Exact name of registrant as specified in its charter)

                                      0-26822
                              (Commission File Number)

                  California                             77-0398689
       (State or other jurisdiction of      (I.R.S. Employer Identification No.)
        incorporation or organization)


                              3420 Central Expressway
                           Santa Clara, California 95051
              (Address of principal executive offices, with zip code)


                                   (408) 731-3300
                (Registrant's telephone number, including area code)



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     The Registrant hereby amends its Report on Form 8-K filed with the
Securities and Exchange Commission (the "SEC") on July 9, 1998 to include the following additional information:

ITEM 5. OTHER EVENTS

     In accordance with Rule 416(b) promulgated under the Securities Act of 1933, as amended (the "Securities Act"), the number of shares of Common Stock registered for sale under the Securities Act by the following Registration Statements on Forms S-3 and S-8 have been deemed to be increased to include the shares of Common Stock issued in connection with the two-for-one stock split effected on July 17, 1998 (the "STOCK SPLIT"), to the extent issued with respect to shares designated by such registration statements but unsold as of the date of the Stock Split.

     Registration Statement on Form S-3 (Reg. No. 333-56779) filed with the SEC on June 12, 1998.

     Registration Statement on Form S-8 (Reg. No. 333-56781) filed with the SEC on June 12, 1998.

     Registration Statement on Form S-3 (Reg. No. 333-43887) filed with the SEC on January 8, 1998.

     Registration Statement on Form S-3 (Reg. No. 333-39539) filed with the SEC on November 5, 1997.

     Registration Statement on Form S-8 (Reg. No. 333-39105) filed with the SEC on October 30, 1997.

     Registration Statement on Form S-3 (Reg. No. 333-32783) filed with the SEC on August 4, 1997.

     Registration Statement on Form S-8 (Reg. No. 333-3694) filed with the SEC on April 17, 1996.


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                              SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                 YAHOO! INC.


Date:  September 4, 1998         By: /s/ Gary Valenzuela
                                    ----------------------------------
                                    Gary Valenzuela
                                    Senior Vice President, Finance and
                                    Administration, and Chief Financial Officer
                                    (Principal Financial Officer)